DocuSign Envelope ID: 9BB348B7-E5AC-4762-8091-E9B018D62080

DocuSign Envelope ID: 9BB348B7-E5AC-4762-8091-E9B018D62080 CEO 1/27/2022 Karen Zaderej

TEXAS REALTORS

# COMMERCIAL LEASE AMENDMENT

**AMENDMENT TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT** 300 Boone Rd, Burleson, TX 76028-2919

Effective on February 1, 2022, Landlord and Tenant amend the above-referenced lease as follows:

[X] A. Leased Premises: The suite or unit number identified in Paragraph 2A(1) is:

[X] (1) changed to 1,2,3,4,5,6 .

[X] (2) contains approximately 15,000 square feet.

[X] B. Term:

[X] (1) The length of the term stated in Paragraph 3A is changed to 60 months and 0 days.

[X] (2) The Commencement Date stated in Paragraph 3A is changed to May 1, 2022 .

[X] (3) The Expiration Date stated in Paragraph 3A is changed to April 30, 2027 .

[ ] C. Rent: The amount of the base monthly rent specified in Paragraph 4A is changed to:

$ 12,900.00 from 05/01/2022 to 04/30/2023 ;
$ 14,150.00 from 05/01/2023 to 04/30/2024 ;
$ 14,503.75 from 05/01/2024 to 04/30/2025 ;
$ 14,866.34 from 05/01/2025 to 04/30/2026 ;
$ 15,238.00 from 05/01/2026 to 04/30/2027 .

[ ] D. Security Deposit: The amount of the security deposit in Paragraph 5 is changed to $ ________ .

[ ] E. Maintenance and Repairs: The following item(s) specified in the identified subparagraph of Paragraph 15C will be maintained by the party designated below:

| Para. No. | Description | Responsible Party |
|---|---|---|
| | | [ ] N/A [ ] Landlord [ ] Tenant |
| | | [ ] N/A [ ] Landlord [ ] Tenant |
| | | [ ] N/A [ ] Landlord [ ] Tenant |
| | | [ ] N/A [ ] Landlord [ ] Tenant |

[ ] F. Parking:

[ ] (1) Common Parking: The number of vehicles identified in Paragraph A(1) of the Commercial Lease Parking Addendum is changed ________ to vehicles.

[ ] (2) Restricted Common Parking for Tenants: The number of vehicles identified in Paragraph A(2) of the Commercial Lease Parking Addendum is changed to ________ vehicles.

☐ (3) Assigned Parking: Tenant's assigned parking areas identified in Paragraph A(3) of the Commercial Lease Parking Addendum is changed to ______________________________________________________________ .

☐ (4) Parking Rental: The amount of rent identified in Paragraph B of the Commercial Lease Parking Addendum is changed to $ ______________________ .

☐ G. Other: Paragraph(s) ______________ are changed to read *(cite specific paragraphs and copy the applicable paragraphs verbatim, making any necessary changes):*

| Landlord: **Ja-Cole LP** | Tenant: **Axogen Corporation** |
|---|---|
| By: | By: |
| By (signature): Rob Orr | By (signature): DocuSigned by: |
| Printed Name: **Rob Orr** | Printed Name: Karen Zaderej |
| Title: **President** Date: 01-27-2022 | Title: CEO Date: 1/27/2022 |
| By: | By: |
| By (signature): | By (signature): |
| Printed Name: | Printed Name: |
| Title: Date: | Title: Date: |